Supplement to the
Spartan® Total Market Index Fund, Spartan Extended Market Index Fund, and Spartan International Index Fund
April 29, 2008
Prospectus

Effective April 1, 2009, Spartan Total Market Index's performance will be compared to, and the index named in the fund's investment strategies and 80% name test policy will be, the Dow Jones U.S. Total Stock Market Index. This change results from the recent expiration of the alliance between the Wilshire Associates Incorporated and Dow Jones Indexes. The Dow Jones U.S. Total Stock Market Index currently has an identical methodology to the corresponding Dow Jones Wilshire Index.

Effective April 1, 2009, Spartan Extended Market Index's performance will be compared to, and the index named in the fund's investment strategies and 80% name test policy will be, the Dow Jones U.S. Completion Total Stock Market Index. This change results from the recent expiration of the alliance between the Wilshire Associates Incorporated and Dow Jones Indexes. The Dow Jones U.S. Completion Total Stock Market Index currently has an identical methodology to the corresponding Dow Jones Wilshire Index.

The following information replaces similar information found in the "Fund Management" section on page 18.

Each fund is managed by Geode, a sub-adviser to each fund. Jeffrey Adams is lead portfolio manager of each fund. Premkumar Narasimhan, Bobe Simon, and Patrick Waddell are portfolio managers of each fund, and Lou Bottari is the assistant portfolio manager of each fund.

The following information supplements similar information found in the "Fund Management" section on page 18.

Premkumar Narasimhan has been a Portfolio Manager with Geode since June 2008. He serves as a portfolio manager of each fund, which he has managed since January 2009. He also serves as a Portfolio Manager for other registered investment companies. In addition to his portfolio management responsibilities, Mr. Narasimhan is responsible for quantitative research and new product development. Prior to joining Geode, Mr. Narasimhan was a Vice President at Morgan Stanley from 2003 to 2008.

Lou Bottari has been an Assistant Portfolio Manager with Geode since May 2008. He serves as an assistant portfolio manager of each fund, which he has managed since January 2009. He also serves as an Assistant Portfolio Manager for other registered investment companies. In addition to his portfolio management responsibilities, Mr. Bottari is responsible for quantitative research and new product development. Prior to joining Geode, Mr. Bottari was employed by Fidelity in 1991 and served as an Assistant Portfolio Manager with Pyramis Global Advisors from 2005 to 2008.

SIF-09-02 April 1, 2009
1.717993.129